UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2022

ABVC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44370 Old Warm Springs Blvd. Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (510) 668-0881

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ABVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreements

ABVC BioPharma, Inc. (the “Company”) and certain investors (the “Purchasers”) entered into certain securities purchase agreement on May 11, 2022 (the “Purchase Agreement”) relating to the offer and sale of 2,000,000 shares of common stock (the “Shares”), par value $0.001 per share (the “Common Stock”) in a registered direct offering (the “Offering”). Pursuant to the Offering, the Company will also issue 5-year warrants to purchase 2,000,000 shares of Common Stock, exercisable at a price of $2.45 per share (the “Pre-funded Warrants”) to the Purchasers.

Pursuant to the Purchase Agreements, the Company agreed to sell the Shares at a per share purchase price of $2.11 per share, for gross proceeds of $4,220,000, before deducting any estimated offering expenses. The closing of the Offering will occur on or about May 16, 2022.

The Company currently intends to use the net proceeds from the Offering for research and development, corporate venture capital, strategic collaborations, working capital and other general corporate purposes.

A copy of the form of the Purchase Agreement and form of Pre- funded Warrant is attached hereto as Exhibit 1.1 and 4.1, respectively, and are incorporated herein by reference. The foregoing summary of the terms of the Purchase Agreement and Pre-funded Warrant is subject to, and qualified in its entirety by, such document.

On May 12, 2022, the Company issued a press release announcing the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The sale and offering of the Shares and Pre-funded Warrants pursuant to the Purchase Agreement was effected as a takedown off the Company’s shelf registration statement on Form S-3, as amended (File No. 333-260588), which became effective on November 29, 2021 (the “Registration Statement”).

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1	Form of Securities Purchase Agreement, between the Company and the Purchasers
4.1	Form of Warrant
99.2	Press Release dated May 12, 2022

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABVC BioPharma, Inc.

May 12, 2022	By:	/s/ Howard Doong
Howard Doong
Chief Executive Officer

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